FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of December 28, 2017 (and effective as set forth below), among SWITCH, LTD., a Nevada limited liability company (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, certain of the Lenders referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Amended and Restated Credit Agreement, dated as of June 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested (a) to amend the Applicable Margin with respect to the Revolving Credit Facility (the “Revolving Credit Amendment”) and (b) to refinance the Initial Term Loan with a new Refinancing Term Loan in an initial principal amount of $598,500,000 pursuant to Section 5.16 of the Credit Agreement (the “Term B-1 Loans”; the commitments relating thereto, the “Term B-1 Commitments; and the Term Loan Lenders with Term B-1 Commitments and any permitted assignees thereof, the “Term B-1 Lenders”);
WHEREAS, on the First Amendment Effective Date (as defined below), the Borrower has offered to (a) issue the Term B-1 Loans in exchange for certain existing Initial Term Loans pursuant to a cashless settlement as described herein and (b) to the extent any Initial Term Loans are not so exchanged, to use the proceeds of the Term B-1 Loans to refinance the Initial Term Loans outstanding as of the First Amendment Effective Date after giving effect to such cashless settlement;
WHEREAS, on the First Amendment Effective Date, each Term B-1 Lender shall have the Term B-1 Commitment set forth opposite its name in the Register;
WHEREAS, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., will act as joint lead arrangers and joint bookrunners for the Revolving Credit Amendment; and
WHEREAS, BMO Capital Markets Corp., Wells Fargo Securities, LLC, Goldman Sachs Bank USA and JPMorgan Chase Bank, N.A., will act as joint lead arrangers and joint bookrunners for the Term B-1 Loans.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendment to Credit Agreement. Effective as of the First Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
a.Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“First Amendment” shall mean the First Amendment to this Agreement, dated as of December 28, 2017, among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.
“First Amendment Effective Date” shall have the meaning specified in the First Amendment.
“Term B-1 Loan” shall have the meaning specified in the First Amendment.
(a)Section 1.1 of the Credit Agreement is further amended by deleting the definition of “Applicable Margin” set forth therein in its entirety and replacing it with the following:
“Applicable Margin” means:
(a)    with respect to Term B-1 Loans that are Base Rate Loans, a percentage per annum equal to 1.25%, and with respect to Term B-1 Loans that are LIBOR Rate Loans, a percentage per annum equal to 2.25%; and
(b)    with respect to the Revolving Credit Facility, the corresponding percentages per annum as set forth below based on the Consolidated Total Leverage Ratio:

Pricing Level	Consolidated Total Leverage Ratio	LIBOR +	Base Rate +	Commitment Fee
I	Less than or equal to 1.50 to 1.00	1.00%	0.00%	0.25%
II	Greater than 1.50 to 1.00, but less than or equal to 2.25 to 1.00	1.25%	0.25%	0.30%
III	Greater than 2.25 to 1.00, but less than or equal to 3.00 to 1.00	1.50%	0.50%	0.35%
IV	Greater than 3.00 to 1.00, but less than or equal to 4.00 to 1.00	1.75%	0.75%	0.40%
V	Greater than 4.00 to 1.00	2.00%	1.00%	0.45%

The Applicable Margin shall be determined and adjusted quarterly on the date five (5) Business Days after the day on which the Borrower provides an Officer’s Compliance Certificate pursuant to Section 8.2(a) for the most recently ended fiscal quarter of the Borrower (each such date, a “Calculation Date”); provided that (a) the Applicable Margin with respect to the Revolving Credit Facility shall be based on Pricing Level IV until the first Calculation Date occurring after the Closing Date and, thereafter, the Pricing Level shall be determined by reference to the Consolidated Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, and (b) if the Borrower fails to provide an Officer’s Compliance Certificate when due as required by Section 8.2(a) (taking into account any applicable cure periods) for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin from the date on which such Officer’s Compliance Certificate was required to have been delivered (taking into account any applicable cure periods) with respect to the Revolving Credit Facility shall be based on Pricing Level V until such time as such Officer’s Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Consolidated Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The applicable Pricing Level shall be effective from

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one Calculation Date until the next Calculation Date. Any adjustment in the Pricing Level shall be applicable to all Extensions of Credit then existing or subsequently made or issued.
Notwithstanding the foregoing, in the event that any financial statement or Officer’s Compliance Certificate delivered pursuant to Section 8.1 or 8.2(a) is shown to be inaccurate (regardless of whether (i) this Agreement is in effect, (ii) any Commitments are in effect, or (iii) any Extension of Credit is outstanding when such inaccuracy is discovered or such financial statement or Officer’s Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin with respect to the Revolving Credit Facility for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall promptly deliver to the Administrative Agent a corrected Officer’s Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Consolidated Total Leverage Ratio in the corrected Officer’s Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall promptly and retroactively be obligated to pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 5.4. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Sections 5.1(b) and 10.2 nor any of their other rights under this Agreement or any other Loan Document. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.
(b)The definition of “Repricing Transaction” set forth in Section 1.1 of the Credit Agreement and Sections 4.4(a), 4.4(b)(v), 4.5, 5.13(d)(v), 9.1(i) and 12.9(b) of the Credit Agreement are hereby amended by replacing each reference to “Initial Term Loan” or “Initial Term Loans”, as applicable, therein with “Term B-1 Loan” or “Term B-1 Loans”, as applicable.
(c)Exhibit F to the Credit Agreement is hereby amended by deleting such Exhibit in its entirety and replacing it with Exhibit F attached hereto as Exhibit B.
SECTION 2.    Term B-1 Loans. Subject to the terms and conditions set forth herein, each Term B-1 Lender severally agrees to exchange its Initial Term Loans for Term B-1 Loans and/or make Term B-1 Loans to the Borrower in a single borrowing on the First Amendment Effective Date. Pursuant to Section 5.16 of the Credit Agreement, the Term B-1 Loans shall constitute a separate Class of Loans and shall have the following terms:

(a)
Term B-1 Commitments. Each Term B-1 Lender severally agrees to fund (in accordance with Section 3 of this Agreement) the Term B-1 Loan to the Borrower on the First Amendment Effective Date in a principal amount equal to such Lender’s Term B-1 Commitment of the First Amendment Effective Date.

(b)
Amortization and Maturity Date. The Borrower shall repay the aggregate outstanding principal amount of the Term B-1 Loans in consecutive quarterly installments equal to $1,500,000 (except as the amounts of individual installments may be adjusted pursuant to Section 4.4 of the Credit Agreement) on the last Business Day of each of March, June, September and December commencing December 31, 2017; provided, however, that the final principal repayment installment of the Term B-1 Loans shall be repaid on the Term Loan Maturity Date in an amount equal to the aggregate principal amount of all Term B-1 Loans outstanding on such date.

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(c)	Mandatory Prepayments. The Term B-1 Loans shall be subject to mandatory prepayments as set forth in Section 4.4(b) of the Credit Agreement.

(d)	Optional Prepayments. The Term B-1 Loans may be optionally prepaid as set forth in Section 4.4(a) of the Credit Agreement.

(e)
Call Premium. In connection with any Repricing Transaction that is consummated in respect of all or any portion of the Term B-1 Loans, during the six (6) month period following the First Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable benefit each Term Loan Lender holding Term B-1 Loans, a fee equal to 1.0% of the aggregate principal amount of the Term B-1 Loans of such Term Loan Lender subject to such Repricing Transaction. Such fees shall be due and payable within five (5) Business Days of the date of the effectiveness of such Repricing Transaction.

(f)	Termination of Commitments. The Term B-1 Commitments shall terminate upon the funding of Term B-1 Loans (and/or the exchange of Term B-1 Loans for Initial Term Loans).

(g)
Credit Agreement Governs. Except as set forth in this Agreement, the Term B-1 Loans shall be subject to the provisions of the Credit Agreement (as amended by this Agreement) and the other Loan Documents in all respects, each reference to a “Term Loan” in the Credit Agreement shall be deemed to include the Term B-1 Loans, each reference to a “Term Loan Commitment” in the Credit Agreement shall be deemed to include the Term B-1 Commitments and other related terms will have correlative meanings mutatis mutandis.

(h)
Use of Proceeds. The Borrower covenants and agrees that it will use the proceeds of the Term B-1 Loans to refinance the aggregate principal amount of Initial Term Loans outstanding on the First Amendment Effective Date.

(i)
LIBOR Breakage; Prepayment Notice. Each Term Loan Lender holding the Initial Term Loan party hereto hereby waives any requirement of the Credit Parties to (x) pay any amounts due and owing to it pursuant to Section 5.9 of the Credit Agreement, and (y) give three (3) Business Days’ notice pursuant to Section 4.4 of the Credit Agreement, in each case as a result of the prepayment or exchange of Initial Term Loans described herein.

SECTION 3.    Exchange of Term Loans; Cashless Settlement.
a.Notwithstanding anything herein to the contrary, (i) each Term Loan Lender holding Initial Term Loans immediately prior to the First Amendment Effective Date (each such Lender, an “Existing Term Loan Lender”) executing and delivering a Lender Consent (as defined below) that elects the cashless settlement option shall, in lieu of its requirement to fund a Term B-1 Loan, be deemed to have made to the Borrower a Term B-1 Loan on the First Amendment Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Initial Term Loans held by such Existing Term Loan Lender immediately prior to the First Amendment Effective Date (such Existing Term Loan Lender’s “Existing Initial Term Loan Amount”) and (B) such Existing Term Loan Lender’s Term B-1 Loan Commitment; provided that if such Existing Term Loan Lender’s Term B-1 Commitment exceeds such Existing Term Loan Lender’s Existing Initial Term Loan Amount, then such Existing Term Loan Lender shall be required to fund a Term B-1 Loan on the First Amendment Effective Date in accordance with Section 2 hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay Initial Term Loans of any Existing Term Loan Lender, be deemed to have prepaid, on the First Amendment Effective Date, an amount of the Initial Term Loans of each Existing Term Loan Lender in an aggregate principal amount equal to the

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lesser of (A) such Existing Term Loan Lender’s Existing Initial Term Loan Amount and (B) such Existing Term Loan Lender’s Term B-1 Commitment; provided that (1) if such Existing Term Loan Lender’s Existing Initial Term Loan Amount exceeds such Existing Term Loan Lender’s Term B-1 Commitment, then the Borrower shall be required to prepay in full, on the First Amendment Effective Date, the outstanding principal amount of the Initial Term Loans of such Existing Term Loan Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Term Loan Lender, on the First Amendment Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Initial Term Loans of such Existing Term Loan Lender immediately prior to the First Amendment Effective Date.
b.Notwithstanding anything herein to the contrary, each Existing Term Loan Lender that does not have a Term B-1 Commitment shall be repaid in full in cash with respect to its Initial Term Loans and, by execution of a Lender Consent as described below, each Term B-1 Lender hereby consents to such repayments.
c.In order to evidence the exchange contemplated above, the Administrative Agent has notified the Borrower that, upon the occurrence of the First Amendment Effective Date (and the payment of all interest and other non-principal amounts then due and owing by the Borrower to such Existing Term Loan Lender in respect of such Existing Term Loan Lender’s Existing Initial Term Loan Amount on the First Amendment Effective Date), it will mark the Register to reflect (a) the Existing Initial Term Loan Amount of each Existing Term Loan Lender in the amount equal to such Existing Term Loan Lender’s Term B-1 Loan as no longer outstanding and (b) that each Existing Term Loan Lender is a Lender under the Credit Agreement upon the occurrence of the First Amendment Effective Date in respect of its Term B-1 Commitment. None of the Administrative Agent, the Arrangers or any of their respective affiliates (each of the foregoing, an “Agent-Related Person”), shall be liable to any Existing Term Loan Lender, any other Lender, the Borrower or any of their respective affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action in accordance with the Lender Consents or this Agreement or executing a Lender Consent or this Agreement.
SECTION 4.    Refinancing Amendment. In each case for all purposes of the Credit Agreement and each of the other Loan Documents, (a) this Agreement shall constitute a “Refinancing Amendment”, (b) the Term B-1 Loans shall constitute “Refinancing Term Loans” and “Term Loans” and (c) the Term B-1 Lenders shall constitute “Term Loan Lenders”.
SECTION 5.    Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):
a.The Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    this Agreement, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and each of the Revolving Credit Lenders;
(ii)    an executed written consent directing the Administrative Agent to execute this Agreement on its behalf in the form of Exhibit A hereto (each, a “Lender Consent”) from all of the Term B-1 Lenders;

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(iii)    a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same and (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and any related documentation;
(iv)    an opinion from Greenburg Traurig LLP, New York counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent; and
(v)    (A) a Notice of Borrowing with respect to the Term B-1 Loans, and (B) a Notice of Prepayment with respect to the prepayment of the Term B-1 Loans required to be made pursuant to Section 4.4(a) of the Credit Agreement;
b.The Lenders shall have received on or prior to the First Amendment Effective Date, all documentation and other information reasonably requested by them in writing at least three (3) Business Days prior to the First Amendment Effective Date in order to allow the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;
c.The representations and warranties set forth in Section 6 shall be true and correct;
d.No Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Agreement; and
e.Payment by the Borrower of (i) all fees and expenses as separately agreed to among the Borrower, BMO Capital Markets Corp. and Wells Fargo Securities, LLC in connection with this Agreement and (ii) all accrued interest and fees in respect of the Initial Term Loans outstanding immediately prior to effectiveness of this Agreement.
On the First Amendment Effective Date, the outstanding principal amount of Initial Term Loans shall be refinanced in full by the Term B-1 Loans.
SECTION 6.    Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders on and as of the First Amendment Effective Date that, in each case:
i.the representations and warranties of each Credit Party set forth in Article VII of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and

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warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);
ii.no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;
iii.this Agreement has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
iv.the execution, delivery and performance of this Agreement do not conflict with, result in a breach of or constitute a default under, such Credit Party’s organizational documents.
SECTION 7.    Waiver of Multiple Amount. By its execution of this Agreement, the Lenders hereby waive the requirement in Section 5.16 of the Credit Agreement that Refinancing Term Loans be in an aggregate amount of $5,000,000 or any whole multiple of 1,000,000 in excess thereof.
SECTION 8.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Agreement.
SECTION 9.    Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.
SECTION 10.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

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SECTION 11.    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
SECTION 12.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

BORROWER AND GUARANTORS:

SWITCH, LTD., as Borrower

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

NV NAP 2, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

NV NAP 7, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

NV NAP 8, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

NV NAP 9, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

SUPERNAP RENO, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

SINAP - TIX, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

SWITCH BUSINESS SOLUTIONS, LLC, as a     Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

MI GRR, LLC, as a Subsidiary Guarantor

By: /s/ Gabriel Nacht
Name: Gabriel Nacht
Title: Chief Financial Officer

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, an Issuing Lender, and a Revolving Credit Lender

By: /s/ Olga E. Wisnicky
    Name: Olga E. Wisnicky
    Title: Senior Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term B-1 Lender

By: /s/ Jeffrey M. Graci
    Name: Jeffrey M. Graci
    Title: Managing Director

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

BMO HARRIS BANK, N.A., as Revolving Credit Lender

By: /s/ Michael Kus
    Name: Michael Kus
    Title: Managing Director

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, N.A, as Revolving Credit Lender

By: /s/ Thomas M. Manning
Name: Thomas M. Manning
Title: Authorized Signatory

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Revolving Credit Lender

By: /s/ Kyle Becton
    Name: Kyle Becton
    Title: Executive Director

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

CITIZENS BANK, N.A., as Revolving Credit Lender

By: /s/ Christopher J. DeLauro
    Name: Christopher J. DeLauro
    Title: Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Revolving Credit Lender

By: /s/ Anthony Friel
    Name: Anthony Friel
    Title: VP

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as Revolving Credit Lender

By: /s/ Keith Lukasavich
    Name: Keith Lukasavich
    Title: Vice President and Managing Director

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, as Revolving Credit Lender

By: /s/ Vipul Dhadda
    Name: Vipul Dhadda
    Title: Authorized Signatory

By: /s/ Karim Rahimtoola
    Name: Karim Rahimtoola
    Title: Authorized Signatory

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as Revolving Credit Lender

By: /s/ Matthew D. Meister
    Name: Matthew D. Meister
    Title: Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

BOKF, NA dba BANK OF ARIZONA, as Revolving Credit Lender

By: /s/ Margaret DelBrocco
    Name: Margaret DelBrocco
    Title: Senior Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

ZB, NA, D/B/A NEVADA STATE BANK, as Revolving Credit Lender

By: /s/ Vanessa Teeter
    Name: Vanessa Teeter
    Title: Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

CITY NATIONAL BANK, as Revolving Credit Lender

By: /s/ Garen Papazyan
    Name: Garen Papazyan
    Title: Senior Vice President

Switch, Ltd.
First Amendment to Amended and Restated Credit Agreement
Signature Page

EXHIBIT A to First Amendment

Lender Consent

(See Attached)

CONSENT TO FIRST AMENDMENT

CONSENT (this “ Consent ”) to the First Amendment to Amended and Restated Credit Agreement, to be dated on or about December 28, 2017 (the “ Amendment ”), to the Amended and Restated Credit Agreement dated as of June 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of the Amendment, the “Credit Agreement”) by and among SWITCH, LTD., a Nevada limited liability company (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, certain of the Lenders referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such term in the Credit Agreement or the Amendment.

Term Loan Lenders

By its signature below, the undersigned hereby (a) consents and agrees to the terms of the Amendment, (b) acknowledges that it has received a copy of the Amendment and (c) authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Credit Agreement, to execute the Amendment on its behalf as if it were a party thereto.

(check ONE of the boxes below):

Cashless Settlement Option:

☐
Mark this box to exchange or convert (on a cashless basis) 100% of the outstanding principal amount of Initial Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Arrangers) into Term B-1 Loans in a like principal amount as described in the Amendment.

Post-Effectiveness Settlement Option:

☐
Mark this box to have 100% of the outstanding principal amount of your Initial Term Loans prepaid on the First Amendment Effective Date and to purchase by assignment an aggregate principal amount of Term B-1 Loans equal to the amount of such Initial Term Loans prepaid (or such lesser amount allocated by the Arrangers).

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

[Term B-1 Lender Signature Pages on file with the Administrative Agent]

EXHIBIT B to First Amendment

EXHIBIT F
to
Amended and Restated Credit Agreement
dated as of June 27, 2017
by and among
Switch, Ltd.,
as Borrower,
the lenders party thereto,
as Lenders,
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF OFFICER’S COMPLIANCE CERTIFICATE

OFFICER’S COMPLIANCE CERTIFICATE
Dated as of: _____________

The undersigned, on behalf of Switch, Ltd., a Nevada limited liability company (the “Borrower”), hereby certifies, solely in [his][her] capacity as [Chief Executive Officer][Chief Financial Officer][Treasurer][Controller] of the Borrower, and not in [his][her] individual or personal capacity and without personal liability, to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:
1.    This certificate is delivered to you pursuant to Section 8.2 of the Amended and Restated Credit Agreement dated as of June 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
2.    I have reviewed the financial statements of the Borrower and its Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries on a Consolidated basis as of the dates indicated and the results of their operations and cash flows for the period[s] indicated; [subject to customary year-end adjustments and the absence of footnotes]1.
3.    During the accounting period covered by the financial statements referred to in Paragraph 2 above, [no Default or Event of Default has occurred and no Default or Event of Default is continuing as of the date of this certificate], nor do I have any knowledge of the existence of any such condition or event as at the date of this certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto].
4.    As of the date of this certificate, the Applicable Margin for the Revolving Credit Facility, the Available Amount and the calculations determining such figures are set forth on the attached Schedule 1; the Borrower and its Subsidiaries are in compliance with the Financial Covenant as shown on such Schedule 1.
5.    The attached Schedule 2 sets forth the names of each Immaterial Subsidiary as of the date of this certificate and each such Subsidiary listed on the attached Schedule 2 meets the requirements set forth in the definition of “Immaterial Subsidiary” in the Credit Agreement, as shown by the calculations set forth on the attached Schedule 2.
[Signature Page Follows]

________________________________________
1 Clause not to be included with audited financials.

WITNESS the following signature as of the day and year first written above.

SWITCH, LTD.

By:
Name:
Title:

Schedule 1
to
Officer’s Compliance Certificate
For the Quarter/Year ended                          (the “Statement Date”)

A.    Section 9.14    Consolidated Total Leverage Ratio and Applicable Margin

(I)    Consolidated Total Indebtedness as of the Statement Date:        $__________

(II)    Consolidated EBITDA for the fiscal quarter ending on or
immediately prior to the Statement Date:

(1)    Consolidated Net Income for such period            $__________

(2)    The following amounts, without duplication, to the extent
deducted in determining Consolidated Net Income for
such period:                            $__________

(a)	Income and franchise taxes payable during such
period:                            $__________

(b)    Consolidated Interest Expense for such period:        $__________

(c)
Amortization, depreciation and other non-cash
charges (except to the extent that such non-cash
charges are reserved for cash charges to be taken
in the future), including non-cash compensation
expenses for equity issuances for such period:        $__________

(d)	Extraordinary losses (excluding extraordinary losses from discontinued operations) during such period: $__________

(e)
One-time charges by the Public Utilities
Commission of Nevada pursuant to Borrower’s
and its Subsidiaries’ application to purchase
energy, generation, transmission, distribution,
capacity or ancillary services from electric
resources providers pursuant to Nevada Revised
Statutes chapter 704B during such period:[1]        $__________

(f)    Net after-tax losses on Asset Dispositions other
than in the ordinary course of business during
such period:                        $__________

(g)    Transaction Costs payable during such period:        $__________

________________________________________
1 Such add-back shall be in an aggregate amount not to exceed $30,000,000; provided that no more than $10,000,000 of such charges may be taken after Fiscal Year 2017.

(3)	Line A.(II)(2)(a) plus (b) plus (c) plus (d) plus (e) plus (f) plus (g): $__________

(4)	The following amounts, without duplication, to the extent added in computing Consolidated Net Income for such period:

(a)	Interest income during such period: $__________

(b)    Any extraordinary gains during such period:        $__________

(c)	Net after-tax gains on Asset Dispositions other
than in the ordinary course of business during
such period:                        $__________

(d)	Non-cash gains or non-cash items increasing Consolidated Net Income during such period: $__________

(5)	Line A.(II)(4)(a) plus (b) plus (c) plus (d): $__________

(6)	Consolidated EBITDA (Line A.(II)(1) plus (3)
minus (5)):                            $__________

(7)	Line A.(II)(6) multiplied by four (4): $__________

(III)    Line A.(I) divided by Line A.(II)(7):                     ____ to 1.00

(IV)    Maximum permitted Consolidated Total Leverage Ratio as set
forth in Section 9.14 of the Credit Agreement                6.002 to 1.00

(V)    In Compliance?                                 Yes/No

(VI)    Applicable Margin (Revolving Credit Facility)        Pricing Level (see below) __

Pricing Level	Consolidated Total Leverage Ratio	LIBOR +	Base Rate +	Commitment Fee
I	Less than or equal to 1.50 to 1.00	1.00%	0.00%	0.25%
II	Greater than 1.50 to 1.00, but less than or equal to 2.25 to 1.00	1.25%	0.25%	0.30%
III	Greater than 2.25 to 1.00, but less than or equal to 3.00 to 1.00	1.50%	0.50%	0.35%
IV	Greater than 3.00 to 1.00 but less than or equal to 4.00 to 1.00	1.75%	0.75%	0.40%
V	Greater than 4.00 to 1.00	2.00%	1.00%	0.45%

B.    Available Amount

(I)    An amount equal to, without duplication:

________________________________________
2 To be updated in accordance with the periods described in Section 9.14 of the Credit Agreement.

(1)    $50,000,000:                            $50,000,000

(2)    An amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate sum of:

(a)    Excess Cash Flow for each Excess Cash Flow
Period ending after the Closing Date:            $__________

(b)    100% minus the ECF Percentage for such
Excess Cash Flow Period:                  _________%

(c)    Line B.(I)(2)(a) multiplied by (b):            $__________

(3)    In each case to the extent such amounts are received by the
Borrower or any Subsidiary during the period from the
Closing Date through and including the Statement Date:3

(a)    the Net Cash Proceeds of any issuance of Qualified
Equity Interests of the Borrower:            $__________

(b)    cash contributions:                     $__________

(c)    the fair market value, as reasonably
determined by the Borrower, of Cash
Equivalents, marketable securities or
other property, in each case, received
as a capital contribution
as common Equity Interests:                $__________

(d)    Line B.(I)(3)(a) plus (b)    plus (c):            $__________

(4)    The net cash proceeds received by the Borrower or any
Subsidiary during the period from the Closing Date through
and including the Statement Date in connection with:

(a)    cash returns, cash profits, cash distributions
and similar cash amounts, including cash
principal repayments of loans, in each case
received in respect of any Investment
originally made using the Available Amount
after the Closing Date:                $__________

(b)    sales of Investments that were originally
made using the Available Amount (in each
case, in an amount not to exceed the original
amount of such Investment):                 $__________

(c)    Line B.(I)(4)(a) plus (b):         `        $__________

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3 Not to include (1) the proceeds of an IPO or (2) the proceeds of capital contributions or issuances of Qualified Equity Interests to the extent specifically and contemporaneously utilized in connection with other transactions permitted pursuant to the Credit Agreement.

(5)    The aggregate amount of Retained Declined
Proceeds during such period:                     $__________

(II)    the sum of, without duplication, all usage of the Available
Amount pursuant to Sections 9.3(m), 9.6(f) and 9.9(b)(iv)
of the Credit Agreement on or prior to the Statement Date:         $__________

(III)    Available Amount: Line B(I)(1) plus (2)(c) plus (3)(d)
plus (4)(c) plus (5) minus B.(II):                     $__________

Schedule 2
to
Officer’s Compliance Certificate

[to be attached]